UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2011

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 8, 2011, U.S. Bancorp (the "Company") completed the previously announced redemption of $300,000,000 aggregate principal amount of its 5.875% trust preferred securities of USB Capital VII (the "Trust Preferred Securities"). This redemption resulted in the redesignation of the series of covered debt benefiting from certain of the Company’s replacement capital covenants, as may be amended from time to time (together, the "Replacement Capital Covenants"), executed (i) December 29, 2005, relating to and in connection with USB Capital VIII’s issuance of 6.35% Trust Preferred Securities, (ii) March 17, 2006, relating to and in connection with USB Capital IX’s issuance of 6.189% Fixed-to-Floating Rate Normal Income Trust Securities, (iii) March 27, 2006, relating to and in connection with the Company’s issuance of depositary shares representing a 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, (iv) April 12, 2006, relating to and in connection with USB Capital X’s issuance of 6.50% Trust Preferred Securities, (v) August 30, 2006, relating to and in connection with USB Capital XI’s issuance of 6.60% Trust Preferred Securities, (vi) February 1, 2007, relating to and in connection with USB Capital XII’s issuance of 6.30% Trust Preferred Securities, (vii) March 17, 2008, relating to and in connection with the Company’s issuance of depositary shares representing a 1/1,000th interest in a share of Series D Non-Cumulative Perpetual Preferred Stock, and (viii) June 10, 2010, relating to and in connection with the Company’s issuance of depositary shares, each representing a 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock. Additional information with respect to the terms of the Replacement Capital Covenants is summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (the "SEC") on February 28, 2011, and the Company’s Current Report on Form 8 K, filed with the SEC on June 3, 2011.

The Company’s 5.875% Junior Subordinated Debentures due 2035 underlying the Trust Preferred Securities (the "5.875% Debentures") are currently designated as the covered debt under each of the Replacement Capital Covenants. As a result of the Company’s redemption of the Trust Preferred Securities and the underlying 5.875% Debentures, the 5.875% Debentures ceased being the covered debt under each Replacement Capital Covenant, effective as of September 8, 2011.

Effective as of September 8, 2011, (i) the Company’s 6.625% Junior Subordinated Debentures due 2039, underlying the 6.625% Trust Preferred Securities of USB Capital XIII (CUSIP No. 90344NAA3) became the covered debt with respect to, and in accordance with, the terms of the Replacement Capital Covenants for USB Capital VIII, USB Capital IX, USB Capital X and the Series B Non-Cumulative Perpetual Preferred Stock, and (ii) the Company’s 1.125% Medium-Term Notes, Series R, due 2013 (CUSIP No. 91159HGZ7) became the covered debt with respect to, and in accordance with, the terms of the Replacement Capital Covenants for USB Capital XI, USB Capital XII, the Series A Non-Cumulative Perpetual Preferred Stock and the Series D Non-Cumulative Perpetual Preferred Stock.

Certain of the Replacement Capital Covenants and related amendments are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Replacement Capital Covenant, dated as of August 30, 2006, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K/A filed on September 5, 2006).

99.2 Replacement Capital Covenant, dated as of February 1, 2007, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on February 1, 2007).

99.3 Replacement Capital Covenant, dated as of March 17, 2008, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on March 18, 2008).

99.4 Replacement Capital Covenant, dated as of June 10, 2010, of the Company (incorporated herein by reference to Exhibit 99.1 of the Company’s Form 8-K filed on June 10, 2010).

99.5 Amendment to Replacement Capital Covenants, dated as of June 3, 2011, amending the Replacement Capital Covenants, dated as of August 30, 2006, February 1, 2007, March 17, 2008 and June 10, 2010 (incorporated herein by reference to Exhibit 99.5 of the Company’s Form 8-K filed on June 3, 2011).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

September 8, 2011	By:	Lee R. Mitau

Name: Lee R. Mitau
Title: Executive Vice President, General Counsel and Corporate Secretary